UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001663239

COMM 2016-CCRE28 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555524

Jefferies LoanCore LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541468

Ladder Capital Finance LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Amendment No. 2 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on February 10, 2016 (the “Original Form 8-K”) and Current Report on Form 8-K/A filed on February 19, 2016 (i) to include the Central Index Key Numbers of the sponsors, the issuing entity and the depositor, (ii) to make certain revisions to the agreements previously filed as Exhibit 4.1, Exhibit 4.3, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4 to the Original Form 8-K and (iii) to make certain revisions to the language in the Original Form 8-K referring to the certification attached thereto as Exhibit 36.1.

The sentence in the Original Form 8-K that reads, “In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof” is hereby deleted and replaced in its entirety with the following:

“In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of February 2, 2016.”

Item 9.01.        Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

Date: March 31, 2016
	By:	/s/ Helaine M. Kaplan
Name: Helaine M. Kaplan
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)
4.2	Pooling and Servicing Agreement, dated as of February 1, 2016, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective January 27, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.	(E)